
Investor Presentation
BIOCERES
January 2019

# Today’s Presenters

BIOCERES

UNION ACQUISITION CORP.

(NYSE: LTN; "UAC")



**Federico Trucco, Ph.D.**
*Chief Executive Officer*

- CEO since June 2011 and was appointed as a member of the board of directors in December 2014
- Received a Ph.D. in crop sciences and a CBA from the University of Illinois, a master of science degree in plant pathology and weed science from the Colorado State University



**Kyle P. Bransfield**
*Chief Executive Officer*

- CEO and a member of the board of directors since formation in November 2017
- Partner of Atlantic-Pacific Capital; has led the firm’s global direct private placement and structured investment activities since 2015
- Over 12 years of experience in direct equity and debt private markets principal investing, capital raising, and investment banking



**Enrique López Lecube**
*Chief Financial Officer*

- CFO since December 2017 and was appointed as executive member of the board of directors of Chemotécnica in December 2016
- Received an MBA from Kellogg of School of Management and a BS in industrial engineering from ITBA



**Alex Shirley**
*Senior Associate*

- Senior Associate at Atlantic-Pacific Capital, focusing on the firm’s global direct private placement and structured investments
- Prior to joining Atlantic-Pacific, worked in a variety of roles in investment banking and strategy consulting
- Received an MBA from Harvard Business School

# Opportunity Overview

BIOCERES

# The UAC Thesis: Bioceres is a Unique Biotech Story

***Bioceres presents an asymmetric investment opportunity with significant upside potential and meaningful downside protection***



### *Accelerated Growth, Operating Flexibility and Liquidity*

- Latin American market share leadership with many levers to accelerate growth
- Use of proceeds (following any redemptions) 100% dedicated to expanding commercial activities and deleveraging the balance sheet
- Transaction provides operating flexibility and liquidity at key inflection point for Bioceres

### *Unique Portfolio of Assets with a Highly Accomplished Management Team; Difficult to Replicate*

- Infrastructure and investments in place generating strong revenue and EBITDA momentum
- Strategic investors and network of commercial partners validate patented technology
- Significant future upside potential through the planned commercialization of HB4, expected to monetize and drive growth starting in 2021
- Highly accomplished management team

### *Compelling Deal Structure*

- Attractive LOI terms given near-term growth step-up
- Investors directly benefit from incremental Rizobacter stake and cash flows at an attractive price
- Ability to leverage strategic relationship with Union Agriculture Group to drive EBITDA synergies and optimize product portfolio

### *Attractive Valuation*

- Implied valuation multiples[1,2] of 9.6x CY2019E EBITDA, and 6.6x CY2020E EBITDA, representing a discount (8.1% and 25.1%, respectively) to public peers
- Valuation discount even greater based on (EBITDA – Capex) multiples
- Relevant Specialty Chemical / Biotech comps currently trade at meaningful premiums

### *Favorable Deal Dynamics*

- Strong financial support from existing investor base; not a "cash-out" transaction
- Committed equity back-stop by Rizobacter sellers allows for no cash condition to closing
- Strong downside protection as Bioceres delivers on investments already made
- Industry dynamics provide strong tailwind for the company

*Source: Company Filings, management projections, FactSet as of January 9, 2019*

*1 2019 and 2020 Calendar Years – Bioceres Operaters on a June Fiscal Year*

*2 Certain public peers mentioned above present their financial information in US GAAP, and therefore Bioceres' financials may not be directly comparable to similarly titled measures of other companies. See the Disclaimer section at the end of this Presentation*

# Transaction Highlights

- Union Acquisition Corp. to acquire key assets of Bioceres S.A. (Bioceres Inc. and Bioceres Semillas, representing 95% of Bioceres S.A. revenue) for share consideration
- Implied pro forma Equity Value of US$426mm, and Enterprise Value of US$485mm (at an assumed US$10 share price)
- Union Acquisition Corp. cash, net of fees and any redemptions, will be available to the merged entity and used for:
  - (i) Rizobacter (exercise of a call option to acquire an additional 29.9% stake for a total of 80% ownership);
  - (ii) growth investments (new product development, expansion into new geographies, enhanced distribution capabilities); and
  - (iii) possible opportunistic "tuck-in" acquisitions
- Certain Rizobacter shareholders have committed to accept payment for the call option in UAC shares to the extent cash is unavailable at closing → signals belief in combined entity
- Current Bioceres S.A. shareholders to receive three tranches of 2.5mm warrants each, struck at $11.50, $15.00 and $18.00 per share; creates alignment of interest to outperform
- No minimum cash condition to closing
- Current Bioceres S.A. management team will remain in their current roles for the merged company
- Board of Directors will be restructured to consist of seven (7) members, five (5) of whom will be selected by Bioceres, while the remaining two (2) members by Union Acquisition Corp., immediately prior to the closing of the Transaction
- Transaction expected to close in Q1 2019[(1)]; ordinary shares and warrants to remain listed on the NYSE

1. *Subject to extension*

# Investment Highlights

BIOCERES

# Company Overview—*The Ag-biotech Market Leader in LatAm*

***Fully-integrated agricultural biotechnology platform utilizing multiple technological approaches to develop and commercialize products that enhance crop quality and productivity***

## Company Snapshot

- ***300+*** *Registered Products*
- ***21%*** *Market Share in Soybean Inoculants*
- ***770+*** *Argentine and International Distributors*
- ***700+*** *Trademarks / Applications*
- ***Global Market Access*** *__9__ Subsidiaries and Commercial Presence in __25__ Countries*
- ***90+*** *Person Sales Force*

## Technology Front-Runner Position

1. ***1st Company to achieve Drought-Tolerant GMO[(1)]***
2. ***More than 30 patents Issued or Pending[(2)]***
3. ***15 Years of Product Development, >US$30mm invested***
4. ***Currently Breeding Germplasms for Soybean and Wheat***

***Strong product portfolio differentiation leveraged by uniqueness of Drought Tolerance Technology***

## Supported by Bioceres S.A. and Prominent Farmers

| Bioceres S.A. | 300 + Grower-Shareholders | Strategic and Financial Investors |
|---|---|---|
| ✓ Market leader: formed to address increasing demand for agricultural products<br>✓ Focused on Crop Productivity solutions and Agro-Industrial Biotechnology.<br>✓ Developing next-gen biologicals | ✓ Argentine conglomerates with exposure to agriculture such as Grupo Insud (Sigman-Gold Families) and YPF, among leading shareholders<br>✓ Well-penetrated with key local industry participants | ✓ Strategic validation from industry leader and enhanced access to global distribution (MONSANTO)<br>✓ Strong relationships in the local financial community with a focus on agribusinesses (BAF CAPITAL) |

## Financial Snapshot[(3)]


Revenues
128
134
145
159
CY2017 (A)
FY2018 (A)
CY2018 (E)
FY2019 (B)


Adj. EBITDA
+2.0
(2.0)
20
22
36
38
CY2017 (A)
FY2018 (A)
CY2018 (E)
FY2019 (B)

*Note: Product statistics for the twelve-month period ended June 30, 2018. Patent / registration information as of March 30, 2018.; Graphics for illustrative purpose only.*

1. *First non-governmental Latin America-based drought-tolerant GMO event.*
2. *Includes issued and pending patents, both licensed and proprietary.*
3. *Adjusted by incentives based on shares and options that will be settled as equity instruments, and additional charges accounted for in cost by the business combination and the sale of inventories acquired in such combination. CY2018 Revenues and Adj. EBITDA are Estimated (E) unaudited figures. FY2019 Revenues and Adj. EBITDA represent Management's Budget (B).*

# Bioceres Represents a Compelling Biotech Story



Leading position in large and growing markets with favorable industry dynamics

Multiple levers for growth, including robust product pipeline & acquisitions

Unique biotech platform with high-impact, patented technologies around environmentally friendly products (biologicals, not chemicals)

Extensive distribution & commercial platform to monetize projects

Highly accomplished management team with ability to identify and integrate key acquisitions

Proven track-record on delivering top-tier financial results

# Agricultural Breakthroughs in Abiotic Stress Tolerance can Provide Significant Benefits

***Abiotic Stress Tolerance is key to improving crop yields***

## Highlights

- During the past 10 years, the global GM seed market has grown to approximately $20 billion[(1)]
- The GM trait industry has been built on management of biotic stresses – primarily herbicide tolerance and insect resistance
- Addressing yield losses caused by abiotic stresses represents an opportunity for significant growth from novel, breakthrough products

## Abiotic Stress Accounts for 66% - 82% of Lost Yield Potential[(3)]



(% of record yield)
100%
80%
60%
40%
20%
0%
66%
10%
24%
82%
5%
13%
69%
9%
22%
81%
5%
14%
75%
9%
16%
75%
7%
18%
Corn
Wheat
Soybean
Sorghum
Oat
Barley
Average yield
Biotic losses
Abiotic losses

***Plants overreact in response to drought and favor survival instead of growth[(2)]***

*Source:*
1. *Phillips McDougall, 2017.*
2. *J.E. Habben et al. 2014. Plant Biotechnology Journal (2014), pp. 1–9.*
3. *Biochemistry and Molecular Biology of Plants, Buchanan, Gruissem, Jones, American Society of Plant Physiologists, 2000.*

# Seed and Integrated Products—*HB4 Drought Tolerance Technology*

## HB4 Wheat



Field Trials Across Varying Yield Environments
(Average of 36 trials in 2009-2016)
Yield difference control (%)
25%
20%
15%
10%
5%
0%
19.5%
9.2%
0.3%
< 2,000
2,000 - 5,000
> 5,000
tn.ha
Drought and Herbicide Tolerance Technology
In less than 2,000 tn/ha environments, produces a 19.5% impact in yields



HB4 Wheat
Control Plot

*Product combines validated HB4 technology with Glufosinate herbicide tolerance (HT)*

## HB4 Soybean



Field Trials Across Varying Yield Environments
(Average of 53 trials in 2009-2016)
Yield difference control (%)
14%
12%
9%
7%
4%
2%
(1%)
13%
0.5%
(0.7%)
< 2,000
2,000 - 3,500
> 3,500
tn.ha
Drought Tolerance Technology
In less than 2,000 tn/ha environments, produces a 13% impact in yields

***HB4 prepares the plant to better withstand adverse environmental conditions***



HB4 Soy
Control Plot

*Source: Bioceres field trials.*

# Integrated Product Concept to Improve Overall Crops Yields

***EcoSeed Combines R&D from Multiple Sources (Including HB4) and Partnerships Into a Single Product***

## Integrated Product

### Combined Seed Technologies

***Co-development of germplasm, traits, biologicals and chemical components, sold as a single product***


Germplasm
Traits
Fungicide & Insecticide
Polymer
Biologicals
External Flowability Agent

### Customer Support Tools

***Enhancing seed technologies through tailored application and monitoring***

- Crop evolution monitoring
- Hyper localized agro-meteorology and accurate agronomic recommendations
- Satellite monitoring and fleet monitoring
- Geo-referenced scouting (drones)
- Crop insurance

# Extensive Distribution Network Supported by Agreements with Leading Sector Players

***Diverse and strong channel presence supported by the relevance of our brands and variety of the Company´s product portfolio in the market***

## Strong Global Presence

***Commercial Presence in 25 Countries***


syngenta
DE SANGOSSE
FLORIMOND DESPREZ
iden biotechnology
MONSANTO
Arcadia
Dow
Dow AgroSciences
Forage Genetics
MOMENTIVE
TMG
YPF
GDM
PORTA
SENSAKO
PHYTOGENE
DBN
生物技术中心

**Global Headquarters (Rosario, Argentina)**

Distribution Footprint

Manufacturing / Storage Facilities

**Agricultural Regions**

Mainly Productive Crop, Pasture and Forest Land

### Key Highlights

- Local and international presence close to key industry players such as Nidera, Syngenta, Monsanto and DowDuPont, amongst others
- Headquartered in Rosario, Argentina
  - Manufacturing and storage facilities in Argentina, Brazil and Paraguay
  - Subsidiaries in Bolivia, Brazil, Colombia, France, India, Paraguay, South Africa, United States and Uruguay
  - Present across key global agricultural areas, our customers include global blue-chip companies and industry leaders, large distributors, co-ops and dealers, as well as growers
- Enables future commercialization of new products

# Highly Accomplished Board of Directors and Management Team

## Board of Directors

| Name | Experience | Executive |
|---|---|---|
|  **Ari Freisinger**<br>*Director* | ▪ Worked as an investment professional at Boston-based Highfields Capital from 2010-2018, developing deep expertise in chemicals and agriculture. Led investments in many of the largest global agriculture companies while he also interacted with earlier-stage industry challengers, achieving a holistic perspective on emerging agricultural trends around technology transition and disintermediation.<br>▪ BS, Economics, Columbia University. MS, Economics and Social History, Oxford | |
|  **Juan Sartori**<br>*Director* | ▪ 17 years experience<br>▪ Director and Founder of Union Group, a privately owned equity management firm with significant strategic Latin American interests . Includes UAG, which through different private and public capital raises has grown to become the largest agricultural company in Uruguay<br>▪ BS, Business and Economics, École des Hautes Études Commerciales de Lausanne | |
|  **Federico Trucco**<br>*Director* | ▪ 12 years experience<br>▪ PhD, Crop Sciences and CBA, University of Illinois; MS plant pathology and weed science, Colorado State University; BS, Biochemistry, Louisiana State University | ✓ *Chief Executive Officer* |
|  **Kyle P. Bransfield**<br>*Director* | ▪ 12 years experience<br>▪ BS, Business Administration, American University | |
|  **Enrique López Lecube**<br>*Director* | ▪ 10 years experience<br>▪ MBA, Kellogg School of Management, Northwestern University<br>▪ BS, Industrial Engineering, Instituto Tecnológico de Buenos Aires | ✓ *Chief Financial Officer* |
|  **Carlos Camargo de Colón**<br>*Director* | ▪ 25 years experience<br>▪ BA, History, Columbia University | |
|  **Gloria Montaron**<br>*Interim Director* | ▪ 15 years experience<br>▪ LLM, Intellectual Property, University of Palermo | ✓ *Chief Legal Officer* |

## Previous Management Team's Experience

syngenta
UBS
Morgan Stanley
GLENCORE
Cargill
MARVAL O'FARRELL MAIRAL

# Financial Overview

BIOCERES

# Unique Biotech Platform With Environmentally Friendly Products

## Crop Protection

### Adjuvants

- Used in tank mixes to facilitate application and effectiveness of crop protection products
- Bioceres produces the market leading silicone-based adjuvant – Silwet

### Insecticides and Fungicides

- Full range of chemical treatments tailored for specific crop and pest combinations
- Also offers a range of pest baits, with an estimated 50% market share for such products

## Crop Nutrition

### Inoculants & Biofertilizers

- Broadly used nitrogen-fixing bacteria that promotes growth
- Global leading ~21% market share in global inoculants
- Maximize yield and reduce environmental impact

### Micro-beaded Fertilizers

- Chemical-based fertilizers that promote efficiency and accuracy
- Microstar PZ provides starter fertilizer to multiple crop varieties

## Seed & Integrated Products

### Seed Traits & Germplasm

- Focused on improving plant yields by increasing tolerance to abiotic stress
- Utilizes plant gene editing technologies to create novel seed traits
- Breeding germplasms for soybean and wheat

### Seed Treatments

- Rizopacks, produced by our subsidiary Rizobacter in partnership with Syngenta Seedcare, are the flagship soybean product in South America as well as some other geographies

## Key Growth Drivers

- Crop Protection: Brazil Expansion; Paraguay Expansion; New Product Launches
- Crop Nutrition: Capacity Utilization; Geography Expansion/ Exports; New Products
- Seed & Integrated Products: EcoSeed Commercial Launch; HarvXtra Launch; Acquisitions

## Projected Revenues (US$mm)



CAGR (17'-23'): 10%
$70
$78
$82
$92
$104
$117
$127
2017 1
FY2018
FY2019E
FY2020E
FY2021E
FY2022E
FY2023E



CAGR (17'-23'): 35%
$19
$29
$46
$71
$93
$105
$113
2017 1
FY2018
FY2019E
FY2020E
FY2021E
FY2022E
FY2023E



CAGR (17'-23'): 41%
$29
$27
$32
$49
$91
$176
$227
2017 1
FY2018
FY2019E
FY2020E
FY2021E
FY2022E
FY2023E

## Key Commercial Partners

- Crop Protection: Syngenta; Momentive
- Crop Nutrition: Valent BioSciences; De Sangosse; Syngenta
- Seed & Integrated Products: Dow AgroSciences; Syngenta; DonMario; Forage Genetics International; TMG Tropical Melhoramento & Genética

1. *Pro-forma Twelve-Month period Ended June 30th, 2017*

# Near Term Identified Earnings Step-up—*Projected Financials*[1]

## Key Points

- 2023 Business Plan presents balanced growth coming from different business segments and is based on tangible and intangible investments already made
  - Projections assume a Capitalization of US$ 117mm
- 2023 Projected Revenue Growth: 2/3 provided by new product launches and 1/3 driven by a ramp-up of installed capacity
- Gross Profit projections assume steady overall Gross Margin
- ~50% OPEX denominated in $AR and ~ 50% in US$
  - FY2018 OPEX was affected by lagged FX versus $AR denominated costs affected by inflation
- EBITDA target margin > 39% by 2023

## Revenue (US$mm)



CAGR (19'-23'): 31%
$159
$211
$288
$398
$466
FY2019E
FY2020E
FY2021E
FY2022E
FY2023E

## Gross Profit (US$mm)[2]



Gross Profit Margin %
43
44
44
45
45
CAGR (19'-23'): 32%
$68
$93
$128
$177
$208
FY2019E
FY2020E
FY2021E
FY2022E
FY2023E

## Adj. EBITDA (US$mm)[3]



Adj. EBITDA Margin %
24
30
33
37
39
CAGR (19'-23'): 48%
$38
$62
$95
$148
$180
FY2019E
FY2020E
FY2021E
FY2022E
FY2023E

1. *Financials presented correspond to 5 year company projections for the combined entities. Fiscal year ending June 30th*
2. *Calculated as Total Revenue minus Cost of Sales*
3. *Adjusted by incentives based on shares and options that will be settled as equity instruments, and additional charges accounted for in cost by the business combination and the sale of inventories acquired in such combination*

# Visibility Into Short Term Revenue & EBITDA[1]

***Prior investment in facilities and new product lines driving near and longer term growth***

## Incremental Revenue by Source (US$mm)



$134
$5
$5
$16
$159
$10
$17
$25
$211
FY2018
Crop Protection
Seed & Integrated Products
Crop Nutrition
FY2019E
Crop Protection
Seed & Integrated Products
Crop Nutrition
FY2020E

- Near term growth projections based on Rizobacter's existing assets
- Seed and Integrated Products revenues account for less than 25% of HB4 projected revenues

## Incremental EBITDA by Source (US$mm)[(2)]



$22
$4
$3
$2
$4
$3
$38
$5
$9
$10
$2
$(3)
$62
FY2018
Crop Protection
Seed & Integrated Products
Crop Nutrition
JV Investments
Operating Expenses
FY2019E
Crop Protection
Seed & Integrated Products
Crop Nutrition
JV Investments
Operating Expenses
FY2020E

- Stable projected Gross Margins
- Increasing EBITDA supported by commercial expansion with existing organizational structure

1. *Reflects management projections as of October 31, 2018*
2. *Adjusted by incentives based on shares and options that will be settled as equity instruments, and additional charges accounted for in cost by the business combination and the sale of inventories acquired in such combination*

# HB4 Represents an Attractive US$200mm Growth Opportunity by 2023[1]

## *Near-term commercialization of HB4 creates high upside potential starting in 2021*

- Base case future cash flows from HB4 are expected to start as soon as 2019, creating high upside potential for equity investors
- HB4 helps increase crop yields by an average of 13 – 19% under various growing seasons and conditions, including drought episodes without adversely impacting yields in optimal growing conditions
- Royalties from HB4 technology licensing to third parties with broad market access through well-established germplasms portfolios expected to generate significant EBITDA ramp up
- HB4 soy approved for planting in Argentina and for feed & food use in Argentina and the U.S. Approvals pending for production in Brazil and feed & food use in China. Submitted for production approvals in Uruguay and Paraguay
  - HB4 wheat cleared by CONABIA and SENASA in Argentina, final commercial approval pending

**Illustrative HB4 Revenue Contribution (US$mm)**



HB4 Contribution %
4
11
23
38
43
$159
$211
$288
$398
$466
FY2019E
FY2020E
FY2021E
FY2022E
FY2023E

**Illustrative HB4 Adj. EBITDA Contribution (US$mm)[2]**



HB4 Contribution %
6
16
29
43
49
$38
$62
$95
$148
$180
FY2019E
FY2020E
FY2021E
FY2022E
FY2023E

*Other Business Segments[3]*   *HB4*

*Source: Company Filings, management projections as of October 31, 2018*

1. *Financials presented correspond to 5 year company projections for the combined entities*
2. *Adjusted by incentives based on shares and options that will be settled as equity instruments, and additional charges accounted for in cost by the business combination and the sale of inventories acquired in such combination*
3. *Includes Crop Nutrition, Crop Protection and the remainder of Seed & Integrated Products segments*

# Transaction Overview

BIOCERES

# Transaction Overview[1]

## Sources & Uses (US$mm)

| Non-Cash Sources | |
|---|---|
| SPAC equity issuance | 271.2 |
| **Cash Sources** | |
| SPAC cash in trust[1] | 117.8 |
| **Total Sources** | **$388.9** |

| Non-Cash Uses | |
|---|---|
| Bioceres equity rollover | 271.2 |
| **Cash Uses** | |
| Exercise of Rizobacter's 29.99% incremental purchase option | 50.0 |
| Cash to balance sheet / working capital[2] | 59.2 |
| Transaction fees and expenses | 8.5 |
| **Total Uses** | **$388.9** |

## Illustrative Pro Forma Valuation (US$mm)

| Implied Valuation | |
|---|---|
| Illustrative Share Price | 10.0 |
| Total Pro Forma Shares | 42.6 |
| Implied Equity Value | 426.4 |
| Plus: Net Debt | 26.5 |
| Plus: Minority Interest | 32.0 |
| **Implied Total Enterprise Value** | **$484.9** |

| **Implied multiples[3]** | **CY 2019** | **CY 2020** | **CY 2021** |
|---|---|---|---|
| *EV / Revenue[4]* | *2.6x* | *2.1x* | *1.4x* |
| *EV / EBITDA[4]* | *9.6x* | *6.6x* | *4.0x* |
| *EV / (EBITDA - CAPEX)[4]* | *10.9x* | *7.1x* | *4.2x* |

## Pro Forma Ownership at Closing


Sponsor
7%
2.9mm shares
Public
30%
12.7mm shares
Bioceres
64%
27.1mm shares

**Total Equity Value: US$ 426.4mm**

## Warrant Structure

- **Public:** 11.5mm warrants struck at $11.50
- **Sponsor:** 5.2mm warrants struck at $11.50
- **New warrants to be issued as part of business combination:** three tranches of 2.5mm warrants struck at $11.50, $15 and $18
- **Redemptions:** Public/sponsor capped at $18, newly issued warrants uncapped

*Source: Management projections as of October 31, 2018*

1. *Analysis assumes no redemptions of SPAC shares, cash in trust as of October 31 2018, and includes UAC cash on balance sheet as of October 31, 2018*
2. *Cash available for future CapEx related to HB4 (~$10mm), potential debt repayment, and general corporate purposes*
3. *Enterprise Value adjusted by NCI of US$32mm, representing Rizobacter's portion not owned by the Company. Analysis assumes 50% of Bioceres fiscal year 2021 financials contribute to CY 2020, and 50% of Bioceres FY2021 and 50% of FY2022 contribute to CY2021*
4. *CY 2019, 2020 and 2021 revenues of US$188, US$234 and US$343, respectively, used to compute the multiples. CY 2019, 2020 and 2021 EBITDA of US$50mm, US$74mm and US$122mm, respectively used to compute the multiples. CY 2019, 2020 and 2021 CAPEX of US$6mm, US$5mm and US$5mm, respectively used to compute the multiples.*

# Peer Benchmarking—*Fundamental Metrics*

**Revenue CAGR 17-19 (%)**



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
21.3
6.4
14.7
8.4
Median All: 10.7%
10.5% Above Peer Median

**EBITDA CAGR 17-19 (%)**



80.0%
60.0%
40.0%
20.0%
0.0%
60.4
8.4
20.5
14.7
Median All: 20.0%
40.4% Above Peer Median

**EBITDA Margin 2019E (%)**



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
26.7
28.3
22.7
19.4
Median All: 25.7%
1.1% Above Peer Median

**Free Cash Flow Conversion (%)**



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
88.7
78.9
77.2
69.7
Median All: 77.2%
11.5% Above Peer Median

■ Bioceres[1] ■ Median SC / Biotech[2] ■ Median Ag. Inputs[3] ■ Median Ag. / Seed[4]

*Source: Company Filings, management projections, FactSet as of January 9, 2019*

1. *Certain companies listed above present their financial information in US GAAP, and therefore Bioceres' financials may not be directly comparable to similarly titled measures of other companies. See the Disclaimer section at the end of this Presentation*
2. *SC / Biotech peer set includes Novozymes A/S Class B, FMC Corp., Croda International, Chr. Hansen Holdings, Balchem Corp.*
3. *Ag. Inputs peer set includes CF Industries, Mosaic Company, UPL Limited, American Vanguard Corp., Platform Specialty Products*
4. *Ag. / Seed peer set includes KWS Staat, Bayer, BASF, DowDuPont*

# Peer Benchmarking—*Valuation*

## EV / EBITDA 2019E



20.0x
15.0x
10.0x
5.0x
0.0x
15.8x
9.6x
9.1x
7.9x
8.1% Discount to Peer Median
Median All: 10.5x

## EV / EBITDA 2020E[1]



20.0x
15.0x
10.0x
5.0x
0.0x
6.6x
15.0x
8.4x
7.3x
25.1% Discount to Peer Median
Median All: 8.8x

## EV / EBITDA 2021E[1]



20.0x
15.0x
10.0x
5.0x
0.0x
4.0x
13.8x
7.0x
6.9x
55.4% Discount to Peer Median
Median All: 8.9x

## EV / (EBITDA – Capex) 2019E



25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
10.9x
20.9x
12.4x
11.5x
21.2% Discount to Peer Median
Median All: 13.8x

## EV / (EBITDA – Capex) 2020E[1]



25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
7.1x
19.1x
11.6x
10.5x
39.6% Discount to Peer Median
Median All: 11.7x

## EV / (EBITDA – Capex) 2021E[1]



25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
4.2x
18.0x
9.9x
11.4x
62.7% Discount to Peer Median
Median All: 11.1x

■ Bioceres[1,2] ■ Median SC / Biotech[3] ■ Median Ag. Inputs[4] ■ Median Ag. / Seed[5]

*Source: Company Filings, management projections, FactSet as of January 9, 2019*

1. *Enterprise Value adjusted by NCI of US$32mm, representing Rizobacter's portion not owned by the Company. Analysis assumes 50% of Bioceres fiscal year 2021 financials contribute to CY 2020, and 50% of Bioceres FY2021 and 50% of FY2022 contribute to CY2021. CY 2019, 2020 and 2021 EBITDA of US$50mm, US$74mm and US$122mm, respectively used to compute the multiples. CY 2019, 2020 and 2021 CAPEX of US$6mm, US$5mm and US$5mm, respectively used to compute the multiples*
2. *Certain companies listed above present their financial information in US GAAP, and therefore Bioceres' financials may not be directly comparable to similarly titled measures of other companies. See the Disclaimer section at the end of this Presentation*
3. *2SC / Biotech peer set includes Novozymes A/S Class B, FMC Corp., Croda International, Chr. Hansen Holdings, Balchem Corp.*
4. *3 Ag. Inputs peer set includes CF Industries, Mosaic Company, UPL Limited, American Vanguard Corp., Platform Specialty Products*
5. *4Ag. / Seed peer set includes KWS Staat, Bayer, BASF, DowDuPont*

# Conclusion

BIOCERES

# Conclusion—*Bioceres Represents a Compelling Biotech Story*



- Leading position in large and growing markets with favorable industry dynamics
- Multiple levers for growth, including robust product pipeline & acquisitions
- Unique biotech platform with high-impact, patented technologies around environmentally friendly products (biologicals, not chemicals)
- Extensive distribution & commercial platform to monetize projects
- Highly accomplished management team with ability to identify and integrate key acquisitions
- Proven track-record on delivering top-tier financial results

# Appendix

BIOCERES

# Union Acquisition Corp.—*Overview*

***Unique partnership between private equity investors Union Group and Atlantic-Pacific Capital, Inc.***

**Union Group**

- Significant strategic interests in real asset businesses in Latin America, in particular in the agriculture, infrastructure & logistics, minerals, energy, oil & gas and real estate sectors
- Operations now span every single Latin American country
- Invests in and operates through long term strategic partnerships with a large number of international corporations and financial co-investors

**+**

**Atlantic Pacific Capital**

- Largest independently owned global placement agent and advisory firm dedicated to raising capital for alternative investments
- Successfully executed over 70 capital raising assignments across the globe
- Typical projects include private equity, real estate and infrastructure fund placements, as well as secondary advisory mandates and direct private placements

**Union Acquisition Corp.**

- NYSE listed (LTN.U), supported by Union Group and Atlantic-Pacific Capital
- Completed a US$ 115mm IPO on March 2nd, 2018
- Created for the purpose of entering into a business combination with a Latin American Company
- Uniquely qualified management team with extensive networks and experience
- US$ 117mm in Trust as of October 31, 2018

# Global Agricultural Challenge—*Growing More from Less*

***Population growth and higher demand for food, coupled with decreasing arable land and challenging environmental conditions driving the need for increasing crop productivity***

## 1 Growing Population[1]

Number of People



3.0 billion
4.4 billion
6.0 billion
7.5 billion
1960
1980
2000
2020

## 2 Increasing Food Consumption[2]

kcal per Capita per Day



2,435
2,655
2,803
2,940
3,050
1975
1985
1998
2015
2030

## Yield Improvement Expectations[4]

Number of People Fed per Hectare of Planted Land



1960
2.3
1980
3.3
2000
4.5
2020
5.6

## 3 Declining Global Arable Land[3]

Ha per Capita



0.37
0.32
0.27
0.24
0.23
0.20
0.19
1960
1970
1980
1990
2000
2010
2015

## 4 Environmental Externalities

Freshwater Resources per Capita (1,000 m³)[5]



12
10
8
6
1960
1992
2016

Decadal global temperature anomaly (°C) with respect to 20th century average[7]



Temperature anomaly
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
1960-1969
1970-1979
1980-1989
1990-1999
2000-2009
2010-2016

*Source: 1. Statista. 2. FAO. 3. World Bank Public Information. 4. Statista and FAO. 5. FAO; AQUASTAT. 2017. AQUASTAT - FAO's Information System on Water and Agriculture. 6. Boden, T. A., G. Marland, and R. J. Andres. 2017. Global, regional, and national fossil-fuel CO2 emissions, Carbon Dioxide Information Analysis Center, Oak Ridge National Laboratory. US Department of Energy, Oak Ridge, Tenn., USA 2009. doi 10.3334/CDIAC 7. NOAA National Centers for Environmental information, Climate at a Glance: Global Time Series, published March 2017, retrieved on March 18, 2017 from http://www.ncdc.noaa.gov/cag/.*

# Bioceres Serves Large, Growing Markets

**Global Crop Protection Market(1)**

($USD Billions)



$63.0
CAGR: 5.1%
$31.5
2000
2014

**Global Seed Market(2)**

($USD Billions)



$37.0
CAGR: 6.3%
$20.0
2006
2016

**Global Crop Nutrition Demand(3)**

(Million Metric Tons)



200.5
CAGR: 1.8%
186.9
US$ 171.6 billion
Global Crop Nutrition Market(4)
2014
2018

| *Target, high growth potential submarkets* | **High-Tech Adjuvants** | **GM Seeds and Integrated Seed Products** | **Biofertilizers and Micro-Granulated Fertilizers** |
|---|---|---|---|

*Note: Charts not made to scale.*

*Source: 1. Syngenta. 2. Phillips McDougall, 2017. 3. FAO; Represents global demand for fertilizer nutrients (nitrogen, phosphate and potash). 4. International Fertilizer Organization.*

# Seed and Integrated Products—*EcoSoy ~US$1.0bn Market Opportunity*

## Total Addressable Market: 53.1m Hectares

### Argentina Soy Production (2011 – 2016)

Total: 19.4 Mha planted



### Brazil Soy Production (2011 – 2016)

Total: 33.7 Mha planted



$7 – $30 | $31 – $55 | $56 – $70 | $71 – $85 | $86 – $150

Color Code: $/ha

## Target Market: 21.5m Hectares

### Soy price: 424 US$/tn; 11.7 US$/bu

1. Assumed EcoSoy Value Creation per Ha
   150 US$/ha – 7 US$/ha
   **60 $/ha**
2. Assumed EcoSoy Premium (at 25% of total value creation)
   37.5 US$/ha – 1.75 US$/ha
   **15 $/ha**
3. Assumed Target Area of EcoSoy
   0 ha – 52 Mha
   **21.5 Mha**
4. 1.5 bags per hectare = **32.3m Bags**

***Price per Bag Opportunity:***
Current Conventional Bag Price US$22.00 + US$10.00 Technology Premium = **US$1.0bn Target Market**

*Sources: Ministry of Agroindustry of Argentina. and Company estimates for opportunity size.*

# Seed and Integrated Products—*EcoWheat ~US$250mm Market Opportunity*

## Total Addressable Market: 8.2m Hectares

### Argentina Wheat Production (2011 – 2016)



$0 – $0
$36 – $50
$51 – $67
$68 – $83
$84 – $89
Color Code: US$/ha

### Other LatAm Wheat Production (2011 – 2016)

Total: 3.0 Mha planted

Brazil: 2.1 Mha
Paraguay: 0.6 Mha
Uruguay: 0.2 Mha
Bolivia: 0.1 Mha

## Target Market: 3.6m Hectares

### Wheat price: 229 US$/tn; 6.4 US$/bu

1. Assumed EcoWheat Value Creation per Ha

89 US$/ha  36 US$/ha

**80 $/ha**

2. Assumed EcoWheat Premium (at 25% of total value creation)

22.5 US$/ha  9 US$/ha

**20 $/ha**

3. Assumed Target Area of EcoWheat

1 ha  8.2 Mha

**3.6 Mha**

4. 2.5 bags per hectare = **9.0m Bags**

***<u>Price per Bag Opportunity:</u>***
Current Conventional Bag Average Price US$20.00 + US$8.00 Technology Premium = **US$250mm Target Market**

*Sources: Ministry of Agroindustry of Argentina and Brazilian Institute of Geography and Statistics, Foreign Agricultural Service / USDA and Company estimates for opportunity size*

# HB4—*A Pathway to Success*

## HB4 Soybean – Market Access Overview

- HB4 soybean has been developed by Verdeca, a JV between Bioceres and Arcadia Biosciences
- This technology has been deeply characterized and its efficacy has been proved trough more than 5 years of field trials in Argentina, Paraguay, Brazil and US

### *Regulatory Status of HB4 Soybean*

CONABIA[1] & SENASA[2] Submission
DMA[3] Submission
AR approval
MOA[4] Submission
CN approval (expected)
AR Launch (expected)

*2014* *2015* *2016* *2017* *2018* *2019* *2020*

### *Other Target Countries*

| | ***Submission Year*** |
|---|---|
| Paraguay | *2018* |
| Uruguay | *2015* |
| United States | *2016* |
| Canada | *2018* |
| Brazil | *2017* |
| European Union | *2018E* |

Target country deregulation is a key milestone for soybean exportation in Argentina

***Secondary countries under evaluation:***

### *Market Access – Forecast for commercialization*

- **2018-19-20** – *Breeding and Seed Increase Activities*
- **2019** – *Limited launch of 5,000 bags of HB4 1.0*
- **2020** – *First Launch of 150,000 bags of HB4 1.0*
- **2021** – *Launch of 400,000 bags of HB4 1.0 and 2.0*

## HB4 Wheat – Market Access Overview

- HB4 wheat has been developed by Trigall Genetics, a JV between Bioceres and Florimond Desprez
- This technology has been deeply characterized and its efficacy has been proved trough more than 5 years of field trials in Argentina and Paraguay

### *Regulatory Status of HB4 Wheat*

CONABIA[1] & SENASA[2] Submission
DMA[3] Submission
CTNBIO[5] Submission
AR approval (expected)
BR approval (expected)
AR Launch (expected)

*2014* *2015* *2016* *2017* *2018* *2019* *2020* *2021*

### *Other Target Countries*

| | ***Submission Year*** |
|---|---|
| Paraguay | *2016* |
| Uruguay | *2015* |
| United States* | *2018E* |

**Submission to FDA[6] for food & feed approval only*

Target country deregulation is a key milestone for wheat exportation in Argentina

### *Market Access – Forecast for commercialization*

- **2018-19-20** – *Breeding and Seed Increase Activities*
- **2020** – *First launch of 15,000 bags of HB4 1.0*
- **2021** – *Launch of 230,000 bags of HB4 1.0 and 2.0*

*1. National Advisory Commission for Agricultural Biotechnology 2. National Food Safety and Quality Service 3.National Directorate of Agri-food markets 4.Ministry of Agriculture 5.National Technical Commission for Biosecurity 6.Food and Drug Administration*

# Product Portfolio: 2018–2020 Expected Pre-Launch Phase Products

***Focus in the transformation of traditional chemical agricultural inputs into environmentally friendly biological products***

| BUSINESS SEGMENT | Rationale | 2018 PRODUCT | 2018 COMMERCIAL | 2018 CROP | 2019 | 2020 |
|---|---|---|---|---|---|---|
| CROP PROTECTION | **Transition** from chemical adjuvants and pest control agents, **to bio-adjuvants** and **biocontrol products** | Seed Therapic | Rizoderma Curasemilla Biológico | Soybean | Microbially enhanced adjuvant (All crops) | ↑ Adjuvants (All crops) |
| GERMPLASMS / SEED TREATMENTS | Utilize **plant gene editing technologies** to create **novel seed traits** including **EcoSeed** concepts and **HarvXtra** | New varieties | BIOCERES BASILIO; BIOCERES 3.41 | Wheat, Soybean | New varieties (Wheat, Soybean) | New varieties (Wheat, Soybean) |
| | | Packs | Rizopack Dakar 5 0 4; Rizopack 2 3 6 Rizoderma Soja | Soybean | | Packs (Soybean) |
| CROP NUTRITION | **Develop microbially-enhanced micro-beaded fertilizers** and **bio-fertilizers**, promoting efficiency and accuracy | Fertilizer | Status ZN Seed treatment | All crops | Micro-granulated fertilizer (Soybean) | Microbially enhanced micro-granulated fertilizer (Corn, Wheat, Soybean) |
| | | Inoculant | Rizoliq LLI Garbanzo | Pea/Chickpea | Biological fertilizer (Soybean, Wheat, Pea/Chickpea) | ↑ Inoculant (Soybean) |
| | | ↑ Biological fertilizer | Rizofos Liq maíz | Corn | | |

KEY: SOYBEAN; WHEAT; PEA/CHEAKPEA; CORN; AC ALL CROPS; ↑ PRODUCT UPGRADE

# Proven Track-Record in Delivering Strong Financial Performance[1]

## Key Points

- Acquired a controlling stake in Rizobacter on October 19, 2016
- Legacy Bioceres' fiscal year ended December 31
  - Bioceres (now consolidated with Rizobacter) changed its fiscal year end to June 30 in 2017
  - Pro-forma LTM June 30th, 2017 is fully consolidated and includes Rizobacter results for the entire period
- ~92% of Revenues and ~50% of direct costs are denominated in US dollars with the remaining costs incurred in Argentine pesos

## Revenue (US$mm)



$118
$ 134
$135
$129
Pro Forma Twelve-Month Period Ended Jun 30th 2017
Fiscal Year 2018
LTM September 2018

## Gross Profit (US$mm)[2]



Gross Profit Margin %
44
42
45
$52
$56
$61
$58
Pro Forma Twelve-Month Period Ended Jun 30th 2017
Fiscal Year 2018
LTM September 2018

## Adj. EBITDA (US$mm)[3]



Adj. EBITDA Margin %
18
17
20
$22
$22
$27
$24
Pro Forma Twelve-Month Period Ended Jun 30th 2017
Fiscal Year 2018
LTM September 2018

*W/O IAS 29* *Figures Adjusted by IAS 29[4]* *IAS 29 Adjustment*

1. *Financials presented correspond to unaudited financials for the LTM period ended September 30, 2018, audited financials for FY18 (ended June 30, 2018) and unaudited pro-forma LTM ended June 30, 2017 for the combined entities.*
2. *Calculated as Total Revenue minus Cost of Sales*
3. *Adjusted by incentives based on shares and options that will be settled as equity instruments, and additional charges accounted for in cost by the business combination and the sale of inventories acquired in such combination*
4. *The change in the currency translation mechanism from the application of IAS 29 had a negative impact in Bioceres' financial figures during the three-month period ended September 30, 2018.. Please refer to page 37 for more information.*

# Existing, Well-Invested Asset Base[1]

***Significant realized investment in modern production capacity provides a solid platform to support continued growth***

## CapEx (US$mm)

***Limited CapEx needs expected going forward, mainly related to maintenance activities***



$4
$6
$6
$4
$5
$5
Pro Forma Twelve-Month Period Ended Jun 30th 2017
FY2018
FY2019E
FY2020E
FY2021E
FY2022E

## CapEx Already In Place…

| *Seed & Integrated Products* | *Crop Nutrition* | *Crop Protection* |
| --- | --- | --- |
| ▪ Intangible assets fully paid for (HB4) | ▪ Recent PP&E investments include a fully operational 50,000tn fertilizer plant finished in 2016 (US$ 30mm investment) | ▪ Intangible assets fully paid for (product registrations)<br>▪ Operational capabilities in Brazil and Paraguay for distribution of high tech adjuvants already in place |



## …With Top-of-the-Line Facilities



1. *Financials presented correspond to unaudited financials for FY18 (ended June 30, 2018) and unaudited pro-forma LTM ended June 30, 2017 and company projections for the combined entities*

# How Bioceres Wins

## Open Architecture Approach

- Advanced R&D capabilities to help collaborators validate technologies
- Partnership approach to product development
- More than 30 patents Issued or Pending[1]

## Well-Established Commercial Footprint

- Competitive access to large agricultural companies, product distribution companies and small farmers
  - 770+ dealers and distributors
  - 90-person sales and marketing team
  - Support by Bioceres S.A., Industry Leaders and Prominent Farmers

## Flagship Agricultural Solutions Provider

- Leadership position in the growing segments of crop productivity markets in Latin America
- First Latin American company with a GMO event approved with global commercial value[2]
- Natural strategic partner for global conglomerates
- Shareholders are industry leaders and key participants in our end-markets

## Track Record of Revenue Generation and Profitable Growth Trajectory

- Proven strong financial track record with ~100% of Revenues and ~50% of direct costs denominated in US dollars
- Business Plan presents balanced growth coming from different business segments and is based on tangible and intangible investments already made
- Significant future upside potential in the near-term through the planned commercialization of HB4

## Technology Sourcing Partners

CONICET
PHYTOGENE
Danziger innovations
DBN 大北农集团 生物技术中心 Biotech Center
iden biotechnology
University of Illinois Urbana-Champaign • Chicago • Springfield
Agriculture Victoria Services

## Commercial Footprint

***Commercial Presence in 25 Countries***

***Manufacturing and storage in Argentina, Brazil and Paraguay***

***Presence across key global agricultural areas via subsidiaries***

## Selected Partners

Monsanto
Dow
syngenta

## Promising Growth Prospects



Revenue (US$mm)
CAGR: 31%
$159
$211
$288
$398
$466
FY2019E
FY2020E
FY2021E
FY2022E
FY2023E
Other Business Segments³
HB4

1. *Includes issued and pending patents, both licensed and proprietary*
2. *First non-governmental Latin America-based drought-tolerant GMO event*
3. *Includes Crop Nutrition, Crop Protection and the remainder of Seed & Integrated Products segments*

# Illustrative Fully Diluted Ownership

- **Public Warrants strike** at $11.50 per share with a redemption at $18.00 per share
- **Sponsor Warrants strike** at $11.50 per share with a redemption at $18.00 per share
- **New warrants to be issued as part of business combination:** are divided into three tranches with strike prices at $11.50, $15.00 and $18.00 per share

| | Illustrative Share Price ($) | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Share counts in mm[1]** | **10.00** | **11.00** | **12.00** | **13.00** | **14.00** | **15.00** | **16.00** | **17.00** | **18.00** | **19.00** | **20.00** |
| UAC - Public IPO Shares & Rights | 12.7 | 12.7 | 12.7 | 12.7 | 12.7 | 12.7 | 12.7 | 12.7 | 12.7 | 12.7 | 12.7 |
| UAC - Sponsor Shares | 2.9 | 2.9 | 2.9 | 2.9 | 2.9 | 2.9 | 2.9 | 2.9 | 2.9 | 2.9 | 2.9 |
| Bioceres - Equity Rollover | 27.1 | 27.1 | 27.1 | 27.1 | 27.1 | 27.1 | 27.1 | 27.1 | 27.1 | 27.1 | 27.1 |
| Bioceres Warrants | 0.0 | 0.0 | 0.1 | 0.3 | 0.4 | 0.6 | 0.9 | 1.1 | 1.3 | 1.6 | 1.9 |
| Public Warrants | 0.0 | 0.0 | 0.5 | 1.3 | 2.1 | 2.7 | 3.2 | 3.7 | 4.2 | 3.9 | 3.7 |
| Sponsor Warrants | 0.0 | 0.0 | 0.2 | 0.6 | 0.9 | 1.2 | 1.5 | 1.7 | 1.9 | 1.8 | 1.7 |
| **Total** | **42.6** | **42.6** | **43.4** | **44.9** | **46.1** | **47.1** | **48.2** | **49.1** | **50.0** | **50.0** | **50.0** |

| | Illustrative Share Price ($) | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Ownership %** | **10.00** | **11.00** | **12.00** | **13.00** | **14.00** | **15.00** | **16.00** | **17.00** | **18.00** | **19.00** | **20.00** |
| UAC - Public IPO Shares & Rights | 29.7% | 29.7% | 29.1% | 28.2% | 27.5% | 26.8% | 26.2% | 25.7% | 25.3% | 25.3% | 25.3% |
| UAC - Sponsor Shares | 6.7% | 6.7% | 6.6% | 6.4% | 6.2% | 6.1% | 6.0% | 5.8% | 5.8% | 5.8% | 5.7% |
| Bioceres - Equity Rollover | 63.6% | 63.6% | 62.4% | 60.5% | 58.9% | 57.5% | 56.3% | 55.2% | 54.2% | 54.2% | 54.2% |
| Bioceres Warrants | 0.0% | 0.0% | 0.2% | 0.6% | 1.0% | 1.2% | 1.8% | 2.2% | 2.6% | 3.3% | 3.9% |
| Public Warrants | 0.0% | 0.0% | 1.1% | 3.0% | 4.5% | 5.7% | 6.7% | 7.6% | 8.3% | 7.9% | 7.5% |
| Sponsor Warrants | 0.0% | 0.0% | 0.5% | 1.3% | 2.0% | 2.6% | 3.0% | 3.4% | 3.8% | 3.6% | 3.4% |
| **Total** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** | **100.0%** |

1. *New shares issued amounts calculated using treasury stock method. Analysis assumes intrinsic value of warrants only (excludes time value)*

# Adoption of a New Accounting Rule—IAS 29

***The adoption of IAS 29 has affected the comparability of our September 2018 results***

- IFRS standards require the financial statements of an entity with a functional currency that is hyperinflationary[1] to be restated ("IAS 29")
  - This consists of applying a general price index such that the financial statements are presented in terms of the measuring unit current at the end of the reporting period, whether they are based on a historical cost or current cost approach
- As of July 1, 2018, the Argentine economy qualifies as a hyperinflationary[1], and therefore IAS 29 is applicable to Bioceres' financial statements for any period ending after July 1, 2018

**Bioceres Reported Revenue (US$mm)**



$(4)
$11
$34
10
8
17
$30
8
7
15
$81
18
18
46
$92
26
20
46
3M September 30, 2017
3M September 30, 2018
6M December 31, 2017
6M December 31, 2018

**Bioceres Revenue (US$mm) – Excluding IAS 29 impact**



$2
$8
$34
10
8
17
$35
11
7
17
$81
18
18
46
$89
25
19
45
3M September 30, 2017
3M September 30, 2018
6M December 31, 2017
6M December 31, 2018
Crop Protection
Seed & Integrated Products
Crop Nutrition

***If the inflation rate is lower than the currency depreciation rate, Revenue figures will be impacted downwards, and vice versa***

*Source: Company Filings*

1. According to the guidelines of the International Accounting Standard 29 ("IAS 29"), Argentina qualifies as a hyperinflationary economy given that the total cumulative inflation in the 36 months prior to July 1, 2018, exceeded 100% as measured by the wholesale price index published by the INDEC

# Disclaimer

This investor presentation (the "Presentation") has been prepared solely for persons evaluating the potential acquisition (the "Business Combination") of New Bioceres, Inc. and Bioceres Semillas S.A. (collectively, "Bioceres"), a wholly owned and a majority owned, respectively, subsidiaries of Bioceres S.A., by Union Acquisition Corp. ("Union" or the "Company"), pursuant to the Exchange Agreement dated as of November 8, 2018, by and between Union and Bioceres LLC (the "Exchange Agreement"). This Presentation is for informational purposes only and does not constitute an offer or invitation to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, assets, business, debt or other financial instruments of the Company or Bioceres or any of their respective affiliates, and shall not form the basis of any contract, nor shall it be construed in any manner as a commitment on the part of any person to proceed with any transaction. Any reproduction of this Presentation, in whole or in part, or the disclosure of its contents, without the prior consent of the Company and Bioceres is prohibited. By accepting this Presentation, each recipient agrees to use this Presentation for the sole purpose of evaluating the Business Combination.

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include estimated financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Union, Bioceres or the combined business after completion of the Business Combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Exchange Agreement; (2) the outcome of any legal proceedings that may be instituted against Bioceres or Union following announcement of the Business Combination and transactions contemplated thereby; (3) the inability to complete the transactions contemplated by the Business Combination due to the failure to obtain approval of the shareholders of Union or other conditions to closing in the Exchange Agreement; (4) the inability to obtain or maintain the listing of Bioceres Crop Solutions Corp. securities on the New York Stock Exchange following the Business Combination; (5) the risk that the Business Combination disrupts current plans and operations of Bioceres as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability to integrate Bioceres' and Union's businesses, and the ability of the combined business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the inability to launch new Bioceres products or to profitably expand into new markets; (10) the possibility that Bioceres or Union may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the registration statement on Form S-4 filed by Union in connection with the Business Combination, which was initially filed with the Securities and Exchange Commission (the "SEC") on December 21, 2018 (as amended from time to time, the "Registration Statement"), and the proxy statement/prospectus contained therein, including those under "Risk Factors" therein, and other documents filed or to be filed with the SEC by Union. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Union and Bioceres undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using this Presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Participants should carry out their own due diligence in connection with the assumptions contained herein and therein. The forward-looking statements in this Presentation speak only as of the date of this Presentation. Although Union may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Use of Projections

The financial and operating projections contained herein represent certain estimates of Bioceres as of October 31, 2018. Bioceres independent public accountants have not examined, reviewed or compiled the projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. Furthermore none of Union, Bioceres nor their respective management teams can give any assurance that the projections contained herein accurately represent Bioceres' future results of operations or financial condition.

This presentation contains financial forecasts with respect to Bioceres estimated adjusted EBITDA, and adjusted EBITDA margin for Bioceres fiscal years 2019 through 2023. Neither the Company's independent auditors, nor the independent public accountants of Bioceres, audited, reviewed, compiled, or performed any procedures with respect thereto for the purpose of this Presentation. In this Presentation, certain of the above-mentioned estimates information has been repeated (in each case, with an indication that the information is an estimate and is subject to a wide variety of significant business, economic and competitive risks and uncertainties, including but not limited to those set forth above under "Forward-Looking Statements" that could cause actual results to differ materially from those contained in the prospective financial information.

Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Union or Bioceres or that actual results will not differ materially from those presented in the prospective financial information. The assumptions upon which the projections are based are described in more detailed herein. Some of these assumptions inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved.

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Industry and Market Data

Unless otherwise noted, the forecasted industry and market data contained in the assumptions for the projections are based upon Bioceres' management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. Neither Union nor Bioceres has independently verified any of the data from third-party sources, nor has Union or Bioceres ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, none of Union, Bioceres, their respective affiliates, nor their respective directors, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy of such information. These materials are highly sensitive and confidential and being supplied to you solely for your information and for use in this Presentation.

Financial Information Presentation

Historical financial information of Bioceres has been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board ("IFRS"). Investors should note that IFRS differs from generally accepted accounting principles in the United States ("US GAAP"), and investors should consult their own professional advisors for an understanding of the difference between IFRS and US GAAP and how those differences might affect such financial statements.

Use of Non-IFRS Financial Measures

This Presentation includes certain non-IFRS financial measures. These non-IFRS measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with IFRS and neither should be considered as an alternative to net income, operating income or any other performance measures derived in accordance with IFRS or as an alternative to cash flows from operating activities as a measure of our liquidity.

Bioceres believes that these non-IFRS measures of financial results provide useful supplemental information to investors about Bioceres and its results. Bioceres' management uses these non-IFRS measures to evaluate Bioceres' financial and operating performance and make day-to-day financial and operating decisions. Bioceres' also believes that these non-IFRS measures are helpful to investors because they provide additional information about trends in Bioceres' core operating performance prior to considering the impact of capital structure, depreciation, amortization and taxation on its results. However, there are a number of limitations related to the use of these non-IFRS measures and their nearest IFRS equivalents. For example other companies may calculate non-IFRS measures differently, or may use other measures to calculate their financial performance, and therefore Bioceres' non-IFRS measures may not be directly comparable to similarly titled measures of other companies.

In this presentation, we discuss non-IFRS measures as forward-looking non-IFRS measures as defined by Regulation G, with respect to Bioceres' expected future performance. Not all of the information necessary for a quantitative reconciliation of these non-IFRS financial measures to the most directly comparable IFRS financial measures is available without unreasonable efforts at this time. The probable significance of providing these measures is that the IFRS measures could be materially different.

Additional Information

In connection with the Business Combination, Union has filed the Registration Statement with the SEC, which includes a preliminary proxy statement/prospectus and will mail a definitive proxy statement/prospectus and other relevant documentation to Union shareholders. This Presentation does not contain all the information that should be considered concerning the Business Combination. It is not intended to form the basis of any investment decision or any other decision with respect to the Business Combination. The definitive agreements with respect to the Business Combination may contain terms and conditions that differ materially from the terms and conditions set forth in this Presentation and/or other material terms relevant to an investment decision. Union shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto and, when available, the definitive proxy statement/prospectus in connection with Union's solicitation of proxies for the extraordinary general meeting to be held to approve the Business Combination, because these materials will contain important information about Bioceres and Union and the Business Combination. The definitive proxy statement/prospectus will be mailed to Union shareholders as of a record date to be established for voting on the Business Combination when it becomes available. Shareholders can also obtain a copy of the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus, in each case, without charge, at the SEC's website at http://sec.gov.

This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination.

Participants in the Solicitation

Union, Bioceres and their respective directors and officers may be deemed participants in the solicitation of proxies of Union shareholders in connection with the Business Combination. SPAC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Union in Union's Annual Report on Form 10-K for the fiscal year ended January 31, 2018, which was filed with the SEC on April 30, 2018, and in the Registration Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Union shareholders in connection with the Business Combination is set forth in the proxy statement/prospectus for the Business Combination contained in the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is included in the proxy statement/prospectus included in the Registration Statement.

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# Thank You

BIOCERES